JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2012 to December 31, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/6/2012
Issuer Celgene Corporation (CELG 3.25% August 15, 2022)
Cusip 151020AH
Bonds 49,000
Offering Price $99.95
Spread 0.65%
Cost $48,975
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/14/2012
Issuer Cenovus Energy Inc (CVECN 3.00% August 15, 2022)
Cusip 15135UAG
Bonds 13,000
Offering Price $99.13
Spread 0.65%
Cost $12,887
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.18%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, RBS Securities, BMO Capital, BNP Paribas, CIBC World Markets, JPMorgan, RBC Capital, Scotia Capital, TD Securities, UBS Securities, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, SMBC Nikko Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/14/2012
Issuer Cenovus Energy Inc (CVECN 4.45% September 15, 2042)
Cusip 15135UAH
Bonds 31,000
Offering Price $99.78
Spread 0.88%
Cost $30,932
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.86%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, RBS Securities, BMO Capital, BNP Paribas, CIBC World Markets, JPMorgan, RBC Capital, Scotia Capital, TD Securities, UBS Securities, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, SMBC Nikko Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/14/2012
Issuer Liberty Mutual Group Inc (LIBMUT 4.95% May 1, 2022 144A)
Cusip 53079EAW
Bonds 25,000
Offering Price $102.46
Spread 0.65%
Cost $25,616
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Wells fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/21/2012
Issuer Illinois Tools Works Inc. (ITW 3.90% September 1, 2042)
Cusip 452308AR
Bonds 80,000
Offering Price $99.04
Spread 0.88%
Cost $79,230
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 3.15%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Banca IMI, BMO Capital, Commerz Markets, Danske Markets, Goldman Scahs, HSBC Securities, ING Financial, Loop Capital, Mizuho Securities, nabSecurities, SG Americas Securities, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/5/2012
Issuer EOG Resources Inc (EOG 2.625% March 15, 2023)
Cusip 26875PAK
Bonds 15,000
Offering Price $99.38
Spread 0.65%
Cost $14,907
Dealer Executing Trade Wells Fargo Advisor
% of Offering  purchased by firm 1.97%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Mitsubishi UFJ Securities, RBC Capital, SG Americas, UBS Securities,US Bancorp, Wells Fargo, Allen & Co, ANZ Securities, BB&T Capital, BMO Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/5/2012
Issuer WellPoint, Inc. (WLP 3.30% January 15, 2023)
Cusip 94973VBA
Bonds 18,000
Offering Price $99.66
Spread 0.65%
Cost $17,939
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.66%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, UBS Securities, Wells Fargo, BB&T Capital, BNY Mellon, Fifth Third Securities, Huntington Investments, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, PNC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/5/2012
Issuer WellPoint, Inc. (WLP 4.65% January 15, 2043)
Cusip 94973VBB
Bonds 18,000
Offering Price $99.42
Spread 0.88%
Cost $17,896
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.75%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, UBS Securities, Wells Fargo, BB&T Capital, BNY Mellon, Fifth Third Securities, Huntington Investments, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, PNC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/10/2012
Issuer Conagra Foods Inc (CAG 2.10% March 15, 2018)
Cusip 205887BG
Bonds 10,000
Offering Price $99.76
Spread 0.60%
Cost $9,976
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.46%
Syndicate Members BNP Paribas, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/10/2012
Issuer ERAC USA Finance LLC (ENTERP 5.625% March15, 2042 144A)
Cusip 26884TAE
Bonds 12,000
Offering Price $107.60
Spread 0.88%
Cost $12,912
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.08%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, RBS Securities, Wells Fargo, Bank America Merrill Lynch.
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/5/2012
Issuer AbbVie Inc (ABT 1.75% November 6, 2017 144A)
Cusip 00287YAB
Bonds 45,000
Offering Price $99.79
Spread 0.35%
Cost $44,906
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/13/2012
Issuer HSBC USA Inc (HSBC 1.625% January 16, 2018)
Cusip 40428HPH
Bonds 100,000
Offering Price $99.71
Spread 0.35%
Cost $99,714
Dealer Executing Trade HSBC Securities Inc
% of Offering  purchased by firm 1.33%
Syndicate Members HSBC Securities, bank of Nova Scotia, BNY Mellon, Bank America Merrill Lynch, BMO Capital, CIBC Comerica, Fifth Third Securities, Goldman Sachs, JPMorgan, Loop Capital, Morgan Stanley, RBC Capital, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo, ANB Amro Bank, Danske Bank, Lloyds Capital, Mischler Financial Group, Natixis Securities, RB International, RBS Securities
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 7/19/2012
Issuer Splunk Inc. (SPLK) Secondary
Cusip 84863710
Shares 8,600
Offering Price $28.25
Spread $0.99
Cost $242,950
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 5.46%
Syndicate Members Morgan Stanley/Credit Suisee/J.P. Morgan/BofA Merrill Lynch/UBS Investment Bank/Pacific Crest Securities/Cowen and Company
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 8/1/2012
Issuer Taubman Centers, Inc. (TCO) Secondary
Cusip 87666410
Shares 100
Offering Price $76.00
Spread $3.23
Cost $7,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.32%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, Credit Agricole CIB, The Huntington Investment Company, Mitsubishi UFJ Securities, Piper Jaffray, RBS
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/2/2012
Issuer Eloqua, Inc. (ELOQ) IPO
Cusip 29013910
Shares 6,600
Offering Price $11.50
Spread $0.81
Cost $75,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.25%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, JMP Securities, Needham & Company, Pacific Crest Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/7/2012
Issuer Bloomin' Brands, Inc. (BLMN) IPO
Cusip 9423510
Shares 2,400
Offering Price $11.00
Spread $0.66
Cost $26,400
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 0.53%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities,Goldman Sachs & Co., Jefferies, William Blair, Raymond James, Wells Fargo Securities, The Williams Captial Group L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/8/2012
Issuer Peregrine Semiconductor Corporation (PSMI) IPO
Cusip 71366R70
Shares 12,400
Offering Price $14.00
Spread $0.98
Cost $173,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.68%
Syndicate Members Deutsche Bank Securties, J.P. Morgan, RBC Capital Markets, Needham & Company, Oppenheimer & Co., Pacific Crest
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/20/2012
Issuer Trulia, Inc. (TRLA) IPO
Cusip 89788810
Shares 1,500
Offering Price $17.00
Spread $1.19
Cost $25,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.11%
Syndicate Members JP Morgan/ Deutsche Bank Securities/ RBC Capital Markets/ Needham & Company/ William Blair
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 9/25/2012
Issuer Michael Kors Holdings Limited (KORS) Secondary
Cusip G6075410
Shares 2,900
Offering Price $53.00
Spread $1.59
Cost $153,700
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.48%
Syndicate Members Morgan Stanley/ JP Morgan/ Goldman, Sachs & Co./ Baird/ Jefferies/ Nomura/ Piper Jaffray
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/11/2012
Issuer Realogy Holdings Corp. (RLGY) IPO
Cusip 75605Y10
Shares 5,700
Offering Price $27.00
Spread $1.28
Cost $153,900
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 2.30%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Barclays/ Credit Suisse/ Citigroup/ Wells Fargo Securities/BofA Merrill Lynch/ Credit Agricole CIB/ Comerica Securities/ CRT Capital/ Houlihan Lokey/ Lebenthal & Co., LLC/ Loop Capital Markets/ Apollo Global Securities
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 10/11/2012
Issuer Realogy Holdings Corp. (RLGY) IPO
Cusip 75605Y10
Shares 7,200
Offering Price $27.00
Spread $1.28
Cost $194,400
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 2.30%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Barclays/ Credit Suisse/ Citigroup/ Wells Fargo Securities/BofA Merrill Lynch/ Credit Agricole CIB/ Comerica Securities/ CRT Capital/ Houlihan Lokey/ Lebenthal & Co., LLC/ Loop Capital Markets/ Apollo Global Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/11/2012
Issuer Realogy Holdings Corp. (RLGY) IPO
Cusip 75605Y10
Shares 5,300
Offering Price $27.00
Spread $1.28
Cost $143,100
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 2.30%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Barclays/ Credit Suisse/ Citigroup/ Wells Fargo Securities/BofA Merrill Lynch/ Credit Agricole CIB/ Comerica Securities/ CRT Capital/ Houlihan Lokey/ Lebenthal & Co., LLC/ Loop Capital Markets/ Apollo Global Securities
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 10/12/2012
Issuer Laredo Petroleum Holdings, Inc. (LPI) Secondary
Cusip 51680610
Shares 7,000
Offering Price $20.25
Spread $0.81
Cost $141,750
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 7.35%
Syndicate Members JP Morgan/ Goldman, Sachs & Co./ BofA Merrill Lynch/ Wells Fargo Securities
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 2,700
Offering Price $28.00
Spread $1.68
Cost $75,600
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 4,200
Offering Price $28.00
Spread $1.68
Cost $117,600
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 1,800
Offering Price $28.00
Spread $1.68
Cost $50,400
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 3,700
Offering Price $17.00
Spread $1.02
Cost $62,900
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 5,700
Offering Price $17.00
Spread $1.02
Cost $96,900
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 4,100
Offering Price $17.00
Spread $1.02
Cost $69,700
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 11/29/2012
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 5348410
Shares 500
Offering Price $130.00
Spread $3.90
Cost $65,000
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 2.24%
Syndicate Members Goldman, Sachs & Co./ BofA Merrill Lynch/ Barclays/ Deutsche Bank Securities/ J.P. Morgan/ UBS Investment Bank/ Wells Fargo Securities/ BNY Mellon Capital Markets, LLC/ PNC Capital Markets LLC/ SunTrust Robinson Humphrey